UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[ X ]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ X ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a -12

SEARCHLIGHT MINERALS CORP.
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JUNE 15, 2007

To Our Stockholders:

Notice is hereby given that the 2007 Annual Meeting (the “Annual Meeting”) of the stockholders of Searchlight Minerals Corp., a Nevada corporation (the “Company”), will be held at the Green Valley Ranch Resort at 2300 Paseo Verde Parkway, Henderson, Nevada 89052 on June 15, 2007, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1.

To elect to the Company’s Board of Directors: one Class I director to hold office until the 2010 annual meeting of the stockholders of the Company, two Class II directors to hold office until the 2009 annual meeting of the stockholders of the Company, and one Class III director to hold office until the 2008 annual meeting of the stockholders of the Company, or until the directors’ respective successors are duly elected and qualified;

2.	To ratify the appointment of Brown Armstrong, Paulden, McCown, Starbuck, Thornburgh & Keeter Accountancy Corporation for the fiscal year ending December 31, 2007;

3.	To approve the Company’s 2007 Stock Option Plan; and

4.	To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 1, 2007 are entitled to notice of, and to vote at, the Annual Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF SEARCHLIGHT MINERALS CORP.

_____________________________________
Ian McNeil, President
Henderson, Nevada
________, 2007

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SEARCHLIGHT MINERALS CORP. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

#120 - 2441 West Horizon Ridge Parkway
Henderson, NV 89052

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON JUNE 15, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Searchlight Minerals Corp. (“we”, “us”, “our”, the “Company” or “Searchlight”) for use at the 2007 annual meeting of the stockholders of the Company (the “Annual Meeting”) to be held on June 15, 2007 at 10:00 a.m. (Pacific Time) at the Green Valley Ranch Resort at 2300 Paseo Verde Parkway, Henderson, Nevada 89052 and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting.

This proxy statement, the notice of meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about _____, 2007.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Annual Meeting. However, if other matters are properly presented before the Annual Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS & VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on May 1, 2007, and are entitled to vote at this Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Ian McNeil, Chief Executive Officer, President and director of the Company, and, Carl S. Ager, Vice President, Secretary, Treasurer and a director of the Company, as your representative at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of the Company of record at the close of business on May 1, 2007 (the “Record Date”), will be entitled to vote at the Annual Meeting. Stockholders entitled to vote may do so by voting those shares at the Annual Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.

To elect to the Company’s Board of Directors: one Class I director to hold office until the 2010 annual meeting of the stockholders of the Company, two Class II directors to hold office until the 2009 annual meeting of the stockholders of the Company, and one Class III director to hold office until the 2008 annual meeting of the stockholders of the Company, or until the directors’ respective successors are duly elected and qualified;

2.	To ratify the appointment of Brown Armstrong, Paulden, McCown, Starbuck, Thornburgh & Keeter Accountancy Corporation for the fiscal year ending December 31, 2007; and

3.	To approve the Company’s 2007 Stock Option Plan.

How do I vote?

You have several voting options. You may vote by:

  Signing your proxy card and mailing it to the Company's legal counsel at the address on the proxy card;
  Signing and faxing your proxy card to the Company’s counsel for proxy voting at the number provided on the proxy card; and
  Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Searchlight Minerals Corp.
Attention: Secretary
#120 – 2441 West Horizon Ridge Parkway
Henderson, NV 89052

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company’s legal counsel below at any time before the taking of the vote at the Annual Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company’s legal counsel below at any time before taking of the vote at the Annual Meeting; or

(c)	attending the Annual Meeting in person and:

(i) giving affirmative notice at the Annual Meeting of their intent to revoke their proxy; and

(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of the Company’s legal counsel O’Neill Law Group PLLC 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291. Attendance at the Annual Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of an intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of our stockholders, a quorum equal to 10% of the shares of the Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Annual Meeting or represented at the Annual Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Annual Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Annual Meeting. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. We will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Annual Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Annual Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. At of the Record Date, there were 91,377,827 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required to approve the proposals for the Annual Meeting.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Will I be entitled to appraisal rights under Nevada law?

Under Nevada law, our stockholders are not entitled to appraisal rights in connection with the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire costs of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

When are the stockholder proposals due for the 2008 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2008 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is __________, 2007. A stockholder's notice to the Company shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Searchlight Minerals Corp., #120 – 2441 West Horizon Ridge Parkway, Henderson, NV 89052, Attention: Secretary.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four directors. The directors are divided into three classes and, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the four nominees named below to serve for the terms and in the classes indicated in the table below, and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. Broker non-votes are not expected to result from the vote on this proposal. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOREGOING DIRECTOR NOMINEES.

Nominees for Directors

The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Class	Term	Age	Position

Ian R. McNeil	Class I	2010 Annual Meeting	35	Director, Chief Executive Officer
				and President
Harry B. Crockett	Class II	2009 Annual Meeting	66	Director

Carl S. Ager	Class II	2009 Annual Meeting	32	Director, Vice President, Secretary
				and Treasurer
Robert D. McDougal	Class IIII	2008 Annual Meeting	74	Director

Set forth below is a brief description of the background and business experience of our directors for the past five years:

Ian R. McNeil, Chief Executive Officer, President and Director. Mr. McNeil has been a member of our board of directors since July 25, 2005 and our Chief Executive Officer and President since October 7, 2005. Mr. McNeil has been involved in starting his own businesses and has worked in executive positions for both large and small companies. Since June of 2003, Mr. McNeil has been president of Nanominerals Corp. Mr. McNeil graduated with a Bachelor of Commerce degree from the University of Victoria in 1996. During his time at Nanominerals, Mr. McNeil helped define much of the corporate strategy, raised money and ran the day to day operations. The final task that McNeil completed for Nanominerals was the successful negotiation of the Clarkdale Slag Project acquisition. Prior to joining Nanominerals, Mr. McNeil was the director of operations for the eSolutions division of TELUS Corporation (2000-2003) a large telecommunications company based in Canada. While at TELUS Mr. McNeil managed a team of over a 100 people spread over 3 geographical offices.

Carl S. Ager, Vice President, Secretary and Treasurer. Mr. Ager has been a member of our board of directors since July 25, 2005 and our Vice President, Secretary and Treasurer since October 7, 2005. In 1997, Mr. Ager obtained his Bachelor of Applied Sciences – Engineering Geophysics degree from Queen’s University in Kingston, Ontario. Since January, 2003, Mr. Ager has been President of CSA Management Corp, a private Nevada corporation which provides consulting services to mineral exploration companies. Mr. Ager has also served as Vice President of Nanominerals Corp since June 2003. Prior to joining Nanominerals and CSA Management, Mr. Ager’s experience included working as an investment executive for Scotia McLeod, one of Canada’s leading full-service brokerage firms (2000-2002).

Robert D. McDougal, Director. Mr. McDougal is a member of our board of directors. He is a Certified Public Accountant. He began practicing public accounting in 1973 and established his own practice in 1981. The major portion of the practice is with mining and mining related clients including public companies, private companies’ partnerships and individuals. He was a Director and Officer of GEXA Gold Corporation, a publicly traded mining company, from 1985 to 2001. Mr. McDougal was one of the founders of Millennium Mining Corporation which has been merged into Gold Summit Corporation, a publicly traded company. He is the managing partner of GM Squared, LLC, which holds numerous mining claims. He served on the Nevada Society of Certified Public Accountants Committee on Natural Resources for seven years, four years as chairman. Prior to this time Mr. McDougal spend 20 years in the United States Air Force, retiring with the rank of Major.

Harry B. Crockett, Director. Mr. Crockett is the managing member of Verde River Iron Company, LLC a private Nevada limited liability company which was the prior joint venture partner with Searchlight on our Clarkdale Slag Project and the prior owner of the Clarkdale Slag Project. Mr Crockett serves as a court appointed receiver serving various Superior Courts throughout California having served in this capacity over the last 15 years. Mr Crockett has previously served as an Executive Vice President of American Savings, specializing in troubled debt and troubled assets as well as serving as Chairman of the Make a wish foundation of San Joaquin County, a charitable foundation serving the needs of terminally ill children. Mr. Crockett holds a Bachelor of Arts degree from Golden Gate University in San Francisco California and a California Real Estate Brokers license. Mr. Crockett also has a pilot license with a single and multi engine land and instrument ratings.

Family Relationship

Ian R. McNeil, our President, Chief Executive Officer and member of our board of directors is the brother in law of Carl S. Ager, our Vice President, Secretary and Treasurer and member of our board of directors.

Legal Proceedings

There are currently no legal proceedings to which any of Searchlight’s directors and officers are a party adverse to Searchlight or in which any of Searchlight's directors and officers have a material interest adverse to Searchlight.

Committees of the Board of Directors

Audit Committee

We have an audit committee and audit committee charter. Our audit committee is presently comprised solely of Robert D. McDougal. A copy of the Company’s audit committee charter was filed as an exhibit with to its Current Report on Form 8-K filed with the SEC on September 27, 2006. Our audit committee is responsible for: (1) selection and oversight of its independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by the Company’s employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

On September 8, 2006 the Company adopted a revised audit committee charter and a whistle blower policy. The purpose of the amendments to the audit committee charter is to expand on the role of the audit committee’s relationship with external auditors and the primary committee responsibilities. The purpose of the whistle blower policy adopted by Searchlight is to encourage all employees to disclose any wrongdoing that may adversely impact us, our shareholders, employees, investors, or the public at large. The policy also sets forth (i) an investigative process of reported acts of wrongdoing and retaliation and (ii) procedures for reports of questionable auditing, accounting and internal control matters from employees on a confidential and anonymous basis and from other interested third parties.

Audit Committee Financial Expert

Robert McDougal, a member of our audit committee and our board of directors is our “audit committee financial expert” as defined by applicable rules of the SEC.

Disclosure Committee and Charter

We have a disclosure committee and disclosure committee charter. Our disclosure committee is presently comprised of Carl S. Ager, Ian R. McNeil and Robert D. McDougal. A copy of the disclosure committee charter was filed as an exhibit to Searchlight’s Form 10-KSB for the year ended December 31, 2003. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about Searchlight and the accuracy, completeness and timeliness of its financial reports.

Compensation Committee

The Company’s compensation committee consists of its sole independent director Robert D. McDougal. The Company does not have a compensation committee charter. The primary function of the Compensation Committee is to assist the Board of Directors in managing compensation and development for directors and executives. The Compensation Committee’s primary duties and responsibilities are to: (i) set compensation philosophy and determine executive compensation; (ii) ensure that all components of executive compensation are consistent with the Company’s compensation philosophy as in effect from time to time; and (iii) evaluate and make recommendations to the Board of Directors on an annual basis concerning compensation of the members of the Board of Directors. The Compensation Committee has the authority to hire outside consultants and conduct such compensation reviews, investigations and/or surveys as the Compensation Committee may reasonably deem will provide such information as could reasonably and properly be required by the Compensation Committee in the exercise of its duties and responsibilities. The Company does not currently engage any consultant related to executive and/or director compensation matters.

2006 Board and Committee Meetings

During 2006 the Company’s board of directors held six meetings and various matters were approved by consent resolution of the entire board. Also during 2006, the Company’s disclosure committee had six meetings, the Compensation Committee held eight meetings, and the Company’s audit committee had four meetings. All directors are expected to attend the annual meeting and their attendance is recorded in the minutes. The Company did not hold an annual meeting in 2006.

Shareholder Nominations of Directors

Shareholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Company’s Secretary. A shareholder’s nomination must contain:

  A statement that the writer is a shareholder and is proposing a candidate for consideration by the board of directors;

  The name of and contact information for the candidate;

  A statement of the candidate’s business and educational experience;

  Information regarding each of the factors listed above, sufficient to enable the board of directors to evaluate the candidate;

  A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

  A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

  A statement of the number of shares of the Company’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

The Company does not have a standing nominating committee and does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its board of directors. The Company’s board reviews candidates for director nominees in the context of the current composition of our board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the board currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of our board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Company’s independent director reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Company also determines whether the nominee must be independent, which determination is based upon applicable SEC rules and regulations and the advice of counsel, if necessary. The Company conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Company’s board meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. The Company’s board applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with our board of directors on matters other than director nominations should submit their communication in writing to Carl S Ager, Secretary, Searchlight Minerals Corp., #120 - 2441 W. Horizon Ridge Pkwy, Henderson, NV, 89052 and identify themselves as a shareholder. The Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

Director Independence

The Company’s common stock is listed on the OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. The board of directors has determined that Robert McDougal is the sole independent director serving on our board of directors. During the fiscal year ended December 31, 2006, Mr. McDougal served on the Company’s audit, compensation and disclosure committees.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal No. 1.

PROPOSAL NUMBER TWO

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Brown Armstrong, Paulden, McCown, Starbuck, Thornburgh & Keeter Accountancy Corporation (“Brown Armstrong”) audited our financial statements for the year ended December 31, 2006, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as our independent registered public accounting firm for fiscal year ended December 31, 2007. At the direction of the board of directors, this appointment is being presented to the shareholders for ratification or rejection at the annual meeting of shareholders. If the shareholders do not ratify the appointment of Brown Armstrong, the Audit Committee may reconsider, but will not necessarily change, its selection of Brown Armstrong to serve as our independent registered public accounting firm.

A representative of Brown Armstrong is expected to be present at the Annual Meeting, and will be given the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions from stockholders at the Annual Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On February 16, 2007, we appointed Brown Armstrong as our new independent registered public accounting firm following the dismissal of our prior independent registered public accounting firm Kyle L. Tingle CPA, LLC (“KLT”), which occurred on February 16, 2007. The decision to change accountants was recommended by our audit committee and approved by our board of directors on February 16, 2007.

KLT performed the audit of our financial statements for the year ended December 31, 2005. During this period and the subsequent interim period through February 16, 2007, there were no disagreements with KLT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to KLT’s satisfaction would have caused KLT to make reference to the subject matter of the disagreements in connection with KLT’s report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The audit report of KLT for our year ended December 31, 2005 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that we might not be able to operate as a going concern.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended December 31, 2006 and December 31, 2005 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit Fees	$7,800	$5,850
Audit Related Fees	6,750	-
Tax Fees	-	-
All Other Fees	-	-
Total	$14,550	$5,850

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of our Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by our independent auditors during the fiscal year. Before we engage an independent public accountant to render audit or non-audit services, the engagement is approved by our audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee. The pre-approval policy adopted by our audit committee on September 8, 2006 to permit pre-approval of non-audit services is attached as specified in the charter of the audit committee, which was filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on September 27, 2006.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Two.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BROWN ARMSTRONG, PAULDEN, MCCOWN, STARBUCK, THORNBURGH & KEETER ACCOUNTANCY CORPORATION AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

PROPOSAL NUMBER THREE

APPROVAL AND ADOPTION OF
THE 2007 STOCK OPTION PLAN

GENERAL

On April 30, 2007, our Board of Directors established the 2007 Stock Option Plan expiring on April 30, 2017 (the “2007 Plan”).

Our Board of Directors has determined that it would be in the best interests of Searchlight to adopt and approve a new long-term stock incentive plan which will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future. We expect equity-based incentives to comprise an important part of the compensation packages needed to attract qualified executives, key employees, directors and consultants to Searchlight and in providing long-term incentives and rewards to those individuals responsible for our success. Accordingly, our Board of Directors approved, subject to the approval of our stockholders, the 2007 Plan. Stockholder approval of the 2007 Plan is expected to ensure that we will have a sufficient number of long-term equity-based incentives and rewards to issue to its future employees as well as to help ensure, to the extent possible, the tax deductibility by Searchlight of awards under the 2007 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Code, among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favorable tax attributes associated with such options that may be granted under the 2007 Plan, it is proposed that the shareholders approve the 2007 Plan.

The 2007 Plan is effective as of April 30, 2007. The material terms of the 2007 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2007 Plan, the full text of which is set forth as Schedule “A” to this Proxy Statement. As of the date of this Proxy Statement the Company has not issued any options or made any awards under the 2007 Plan. Pursuant to a directors resolution dated May 8, 2007 the Company’s board of directors reduced the maximum number of shares of common stock available for issuance under the 2007 Plan to 4,000,000.

Purpose

The purpose of the 2007 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to our directors, officers, employees and eligible consultants and any entity that directly or indirectly is in control of or is controlled by the Company (collectively the “Participants”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

Administration and Eligibility

The 2007 Plan is required to be administered by our Board of Directors or a committee appointed by, and consisting of one or more members of our Board of Directors (the “Plan Administrator”). The Plan Administrator has the exclusive authority, in its discretion, to determine all matters relating to any option granted (“Awards”) under the 2007 Plan including: (i) the selection of individuals to be granted Awards; (ii) the type of Awards; (iii) the number of shares of Common Stock subject to an Award; (iv) all terms, conditions, restrictions and limitations, if any, of an Award; and (v) the terms of any instrument that evidences the Award.

The Plan Administrator also has exclusive authority to interpret the 2007 Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the 2007 Plan’s administration. The Plan Administrator’s interpretation of the 2007 Plan and its rules and regulations is conclusive and binding on all parties involved or affected.

Stock Subject To The 2007 Plan

Options that are eligible for grant under the 2007 Plan to Participants include: (a) incentive stock options, whereby we will grant options to purchase shares of our common stock to Participants with the intention that the options qualify as "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code; or (b) non-qualified stock options, whereby we will grant options to purchase shares of our common stock to Participants that do not qualify as "incentive stock options" under the Internal Revenue Code. The 2007 Plan provides that maximum of Four Million (4,000,000) shares of common stock are available for grant as Awards under the 2007 Plan.

Terms of Awards

The Plan Administrator has the authority in its sole discretion to grant Awards to participants as incentive stock options or as non-qualified stock options, as appropriate.

Unless an earlier termination date is set by the Plan Administrator, Awards under the 2007 Plan will terminate at the earliest of the following:

(a)	Ten (10) years after the Award is granted;

(b)	On the day the employee’s employment terminates (or ceases to provide services to the Company if the grantee is a non-employee director or a consultant) (the “Employment Termination Date”);

(c)

Ninety (90) days after the Employment Termination Date, if the Participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for cause, disability or death; or

(d)	Six (6) months after the Employment Termination Date, if the termination or cessation of services is a result of death or disability.

To the extent that the right to purchase shares under an Award has vested, in order to exercise the Award the participant must execute and deliver to the Company a written stock option exercise agreement or notice in a form and in accordance with procedures established by the Plan Administrator. In addition, the full exercise price of the Option Award must be delivered to the Company and must be paid in a form acceptable to the Plan Administrator.

The exact terms of the option granted are contained in an option agreement between the Company and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than 100% of the fair market value of the common stock on the date of the grant, and in the case of an incentive stock option granted to a participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company, must be no less than 110% of the fair market value of the common stock on the date of the grant. The exercise price for nonqualified stock options must be no less than 85% of the fair market value of the common stock on the date of grant. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Plan Administrator in each individual grant. Options are not transferable except by will or by the laws of descent and distribution. Participants may exercise options by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares purchased under such exercise agreement, accompanied by payment in full in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator. All incentive stock options granted under the 2007 Plan must comply with Section 422 of the Code.

Adjustments

In the event a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in our corporate or capital structure, including without limitation, a related party transaction, results in: (a) the outstanding shares of common stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of our common stock, then the Plan Administrator generally has the authority to adjust (i) the maximum number and kind of securities subject to the 2007 Plan and issuable as incentive stock options and the maximum number and kind of securities that may be made subject to Awards to any individual and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefore.

Limits on Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and during the participant’s lifetime, such Awards may be exercised only by the participant. However, to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a participant to assign or transfer an Award or may permit a participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the participant’s death.

Settlement of Awards

We may settle Awards through the delivery of shares of our common stock, the granting of replacement Awards or any combination thereof as determined by the Plan Administrator. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as determined by the Plan Administrator. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

Amendment or Termination of Plan

Our Board of Directors may suspend, amend or terminate the 2007 Plan or any portion of the 2007 Plan at any time and in such respects as it shall deem advisable, provided that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that would: (a) increase the total number of shares available for issuance under the 2007 Plan, (b) modify the class of employees eligible to receive options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the 2007 Plan that would constitute a “modification” to incentive stock options outstanding on the date of such amendment shall not, without the consent of the participant, be applicable to such outstanding incentive stock options but shall have prospective effect only.

Withholding

The Plan Administrator may permit or require a participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the participant, (c) having the Company withhold a portion of any shares of common stock that would otherwise be issued to the participant having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate), or (d) surrendering any shares of common stock that the participant previously acquired having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate to the extent the participant has held the surrendered shares for less than six months.

Certain Federal Income Tax Consequences

Non-Qualified Stock Options

The grant of Non-Qualified Stock Options generally will not be a taxable event to a participant under United States federal income tax laws so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the 2007 Plan should not have a readily ascertainable fair market value because they are not actively traded on an established securities market, are not transferable and will have more than a nominal exercise price. Accordingly, the participant will not likely be subject to any income tax consequences with respect to the granting of a Non-Qualified Stock Option unless and until the option is exercised.

Upon the exercise of a Non-Qualified Stock Option, the participant will generally have to recognize ordinary compensation income equal to the difference between the exercise price and the fair market value of the Company’s common stock on the date of exercise. However, if the shares to be received upon exercise of the Non-Qualified Stock Option are subject to restrictions, the participant may not have to recognize income upon exercise, and may be able to defer recognition until the shares have vested.

Incentive Stock Options

As with Non-Qualified Stock Options, generally there will not be any tax consequences to a participant upon the grant of an Incentive Stock Option. However, unlike Non-Qualified Stock Options, participants will generally not be required to recognize income upon the exercise of an Incentive Stock Option. If the participant holds the shares received upon exercise of an Incentive Stock Option for a minimum of two years from the date the Award was granted and for a minimum of one year after exercise, then any gain recognized by the participant upon disposition of the shares will generally be treated as a capital gain. If the participant holds the shares for less than this period, then a portion of the gain, equal to the difference between the fair market value of the shares on the date the option was exercised and the exercise price of the shares, will be treated as ordinary income. The remaining portion of the gain will be treated as a capital gain. Any loss recognized upon disposition will generally be characterized as a capital loss.

Withholding Obligations

If a participant is an employee, United States federal and state withholding obligations for income and employment tax purposes may arise at the time that Non-Qualified Stock Options are exercised. Relevant withholding taxes may include federal income tax, social security, medicare, state income tax (if applicable), state disability or unemployment (if applicable), and local taxes (if applicable).

Effective Date of Plan

The effective date is April 30, 2007. If our stockholders do not approve the 2007 Plan within twelve months after our Board of Directors’ adoption of the 2007 Plan, any incentive stock options granted under the 2007 Plan will be treated as Non-Qualified Stock Options.

REQUIRED VOTE

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Three.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION AND APPROVAL OF THE 2007 STOCK OPTION PLAN. A COPY OF THE 2007 STOCK OPTION PLAN IS ATTACHED AS SCHEDULE “A” HERETO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of May 1, 2007 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

	Name And Address	Amount And Nature Of	Percentage Of
Title Of Class	Of Beneficial Owner	Beneficial Ownership	Common Stock(1)

DIRECTORS AND OFFICERS

Common Stock	Ian R. McNeil	1,242,394(3) (8)	1.36%
	Chief Executive Officer, President and	Direct
	Director
	#120 - 2441 West Horizon Ridge Parkway,
	Henderson, NV 89052

Common Stock	Carl S. Ager	1,242,394 (4) (8)	1.36%
	Secretary, Treasurer and	Direct
	Director
	#120 - 2441 West Horizon Ridge Parkway,
	Henderson, NV 89052

Common Stock	Melvin L. Williams	174,600(6)	*
	Chief Financial Officer	Direct
	#120 - 2441 West Horizon Ridge Parkway,
	Henderson, NV 89052
Common Stock	Robert D. McDougal	779,114(5)	*
	Director	Direct
	#120 - 2441 West Horizon Ridge Parkway,
	Henderson, NV 89052
Common Stock	Harry B. Crockett	8,917,250 (7)	9.76%
	Director	Indirect
	#120 - 2441 West Horizon Ridge Parkway,
	Henderson, NV 89052
Common Stock	All Officers and Directors	12,355,752	13.52%
	as a Group (5 persons)	Direct and Indirect

HOLDERS OF MORE THAN 5% OF OUR COMMON STOCK

Common Stock	K. Ian Matheson	13,923,504(2)	15.24%
	Former Director	Direct and Indirect
	2215 Lucerne Circle
	Henderson, NV 89014
Common Stock	Harry B. Crockett	8,917,250(7)	9.76%
	Director	Indirect
	#120 - 2441 West Horizon Ridge Parkway,
	Henderson, NV 89052
Common Stock	Nanominerals Corp.	16,000,000	17.51%
	3500 Lakeside Court, Suite 206	Direct(8)
	Reno, NV 89509
Common Stock	Centrum Bank AG	4,884,000	5.34%
	Kirchstrasse 3, Postfach 1168	Direct
	FL-9490 Vaduz, Liechtenstein

	Name And Address	Amount And Nature Of	Percentage Of
Title Of Class	Of Beneficial Owner	Beneficial Ownership	Common Stock(1)
Common Stock	Gerald A. Lembas	5,047,500	5.52%
	Unit 290 10040 E. Happy Valley Road	Direct
Scottsdale, AZ 85255

Notes
* Less than 1%.

(1)

Applicable percentage of ownership is based on 91,377,827 common shares outstanding as of May 1, 2007, plus any securities held by such security holder exercisable for or convertible into common shares within sixty (60) days after May 1, 2007 in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

(2)

Includes 3,660,002 shares held directly by K. Ian Matheson, 1,276,002 shares held by Mr. Matheson’s spouse, 87,500 shares held by Pass Minerals Inc., a company controlled by Mr. Matheson, 70,000 shares held by Kiminco Inc., 280,000 shares held by Gold Crown Minerals Inc and a warrant to purchase an additional 8,000,000 shares of Searchlight and incentive stock options to purchase an additional 550,000 shares of Searchlight. Mr. Matheson has voting and investment power over the majority of the shares of Kiminco Inc. and Gold Crown Minerals Inc.

(3)	Consists of 407,594 shares held directly by Ian R. McNeil, options to acquire an additional 834,800 shares of our common stock.
(4)	Consists of 407,594 shares held directly by Carl S. Ager, options to acquire an additional 834,800 shares of our common stock.
(5)	Consists of 229,114 shares held directly by Robert D. McDougal and options to acquire an additional 550,000 shares of our common stock.
(6)	Consists of 56,000 shares held directly by Melvin L. Williams and options to acquire an additional 118,600 shares of our common stock.
(7)	Consists of 8,917,250 shares held by the Harry B. Crockett, as Trustee of the Marcia and Harry Crockett 2004 Family Trust UA dated April 24, 2004.
(8)

Nanominerals is a private Nevada corporation beneficially owned by Ian R. McNeil, Carl S. Ager and Charles Ager. Ian R. McNeil and Carl S. Ager are each directors and officers of Nanominerals and each holds 17% of the outstanding common stock of Nanominerals.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by the Company in the most recent fiscal year ended December 31, 2006 for its principal executive officer, each of its other two most highly compensated executive officers serving as such whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of the Company at the end of its fiscal year. Such officers are referred to herein as the “Named Executive Officers.”

Name &	Year	Salary	Bonus	Stock	Option	Non-Equity	Non-	All Other	Total
Principal		($)	($)	Awards	Awards	Incentive	qualified	Compen-	($)
Position					(1)	Plan	Deferred	sation
						Compen-	Compen-	($)
						sation	sation
							Earnings
Ian R. McNeil,	2006	108,000	-	-	71,642	-	-	-	179,642
Director,
President and
CEO(2)
Carl S. Ager,	2006	80,000	-	-	71,642	-	-	-	151,642
Director, Vice
President,
Treasurer, and
Secretary(3)

Name &	Year	Salary	Bonus	Stock	Option	Non-Equity	Non-	All Other	Total
Principal		($)	($)	Awards	Awards	Incentive	qualified	Compen-	($)
Position					(1)	Plan	Deferred	sation
						Compen-	Compen-	($)
						sation	sation
							Earnings
Melvin L.	2006	32,500	-	103,000	9,163	-	-	-	144,663
Williams,
Chief Financial
Officer(4)

Notes:

(1)	The dollar value of stock awards and option awards are calculated in accordance with Statement of Financial Account Standard (“SFAS”) 123R, Share Based Payments.
(2)	Mr. McNeil was appointed as Searchlight’s President and CEO on October 7, 2005. Mr. McNeil entered into an employment agreement on January 1, 2006 for an annual salary of $108,000.
(3)

Mr. Ager was appointed as Searchlight’s Secretary, Treasurer and CFO on October 7, 2005. Mr. Ager entered into an employment agreement on January 1, 2006 pursuant to which he receives an annual salary of $80,000. On June 14, 2006, Mr. Ager resigned as CFO and was replaced with Melvin L. Williams.

(4)

Mr. Williams was appointed as Searchlight’s Chief Financial Officer on June 14, 2006. Mr. Williams entered into an employment agreement on June 14, 2006 pursuant to which he is paid an annual salary of $60,000.

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information concerning unexercised options for each of our Named Executive Officers outstanding as of December 31, 2006.

Name and Principal	Number of	Number of	Equity	Option	Option	Number of Shares
Position	Securities	Securities	Incentive	Exercise	Expiration	or Units of Stock
	Underlying	Underlying	Plan	Price	Date	that Have Not
	Unexercised	Unexercised	Awards:			Vested (#)
	Options (#)	Options (#)	Number of
	Exercisable	Unexercisable	Securities
			Underlying
			Unexercised
			Unearned
			Options
Ian R. McNeil	500,000	-	-	$0.44	Nov 11, 2010	-
Director, President	60,000	-	-	$1.70	Apr 7, 2011	-
and CEO	250,000	-	-	$2.40	Jun 6, 2011	-

Carl S. Ager	500,000	-	-	$0.44	Nov 11, 2010	-
Director, Vice	60,000	-	-	$1.70	Apr 7, 2011	-
President, Treasurer	250,000	-	-	$2.40	Jun 6, 2011	-
and Secretary
Melvin L. Williams	-	50,000(1)	-	$2.05	Jun 14, 2011	-
Chief Financial	-	50,000(2)	-	$2.05	Jun 14, 2011	-
Officer

Notes:

(1)	50,000 options will vest on June 14, 2007.
(2)	50,000 options will vest on June 14, 2008.

Director Compensation Table

The following table summarizes the compensation paid to Searchlight’s directors for the fiscal year ended December 31, 2006.

Name	Fees Earned	Stock	Option	Non-Equity	Nonqualified	All Other	Total
	or Paid in	Awards	Awards	Incentive Plan	Deferred	Compensation	($)
	Cash	($)(1)	($)(1)	Compensation ($)	Compensation	($)
	($)				Earnings
					($)
Ian R. McNeil	-	-	71,642	-	-	108,000	179,642

Carl S. Ager	-	-	71,642	-	-	80,000	151,642

K. Ian Matheson(2)	-	-	12,242	-	-	28,000	40,242

Robert D.	9,000	-	12,242	-	-	24,000	45,242
McDougal(3)

Notes:

(1)	The dollar value of stock awards and options awards are calculated in accordance with Statement of Financial Accounts (“SFAS”) 123R, Share Based Payments.
(2)

In September, 2006, Mr. K. Ian Matheson, a member of our board of directors, terminated his monthly $3,500 management fee. Prior to September, 2006 in connection with our corporate restructuring in fiscal 2005, we agreed to pay a management fee of $3,500 per month to Pass Minerals Inc., a company controlled by Mr. Matheson, for management services provided by Mr. Matheson respecting the reorganization of Searchlight and the development of assaying and testing procedures for the Searchlight Claims.

(3)	In addition to director fees, Mr. McDougal received $24,000 for additional services relating to the Clarkdale Slag Project acquisition.

Compensation Arrangements

We pay out of town independent directors a fee of $1,000 per directors meeting attended. We also periodically grant stock incentive options to our directors in consideration for them providing their services as directors. Our 2007 Stock Option Plan, 2006 Stock Option Plan and 2003 Non-Qualified Stock Option Plan each permit the grant of incentive stock options to our directors. We conduct our business through agreements with consultants and arms-length third parties. Currently, we have a verbal agreement with our consulting geologists to provide us with consulting services on request.

Employment Contracts, Termination of Employment Arrangements and Change of Control Agreements

Ian R. McNeil. We entered into an employment agreement with Ian R. McNeil effective January 1, 2006. Pursuant to the terms of the agreement, Mr. McNeil is to be paid an annual salary of $108,000 and a bonus of $36,000 on execution of the agreement, in consideration of which Mr. McNeil agreed to act as our President and Chief Executive Officer. Mr. McNeil is also eligible for a discretionary bonus to be determined based on factors considered relevant by our board of directors, and may be granted, subject to the approval of our Board, incentive stock options to purchase shares of our common stock in such amounts and at such times as the Board, in its absolute discretion, may from time to time determine. The term of the agreement is for an indefinite period, unless otherwise terminated pursuant to the terms of the agreement. In the event that the agreement is terminated by us other than for cause, we will provide Mr. McNeil with six months written notice or payment equal to six months of his monthly salary. Effective on February 16, 2007, we entered into an amendment to our employment agreement with Mr. McNeil. Pursuant to the terms of the amended employment agreement, we increased the salary of Mr. McNeil from $108,000 to $190,000 per year.

Carl S. Ager. We entered into an employment agreement with Carl S. Ager effective January 1, 2006. Pursuant to the terms of the agreement, Mr. Ager is to be paid an annual salary of $80,000 and a bonus of $26,666 on execution of the agreement, in consideration of which Mr. Ager agreed to act as our Treasurer and Secretary. Mr. Ager is also eligible for a discretionary bonus to be determined based on factors considered relevant by our board of directors, and may be granted, subject to the approval of our Board, incentive stock options to purchase shares of our common stock in such amounts and at such times as the Board, in its absolute discretion, may from time to time determine. The term of the agreement is for an indefinite period, unless otherwise terminated pursuant to the terms of the agreement. In the event that the agreement is terminated by us other than for cause, we will provide Mr. Ager with six months written notice or payment equal to six months of his monthly salary. Effective on February 16, 2007, we entered into an amendment to our employment agreement with Mr. Ager. Pursuant to the terms of the amended employment agreement, we increased the salary of Mr. Ager from $80,000 to $160,000 per year.

Melvin L. Williams. We entered into an employment agreement with Melvin L. Williams, as amended, effective June 14, 2006. Pursuant to the terms of the employment agreement, as amended, Mr. Williams is to be paid an annual salary of $60,000 based on 300-400 hours worked and a bonus consisting of 50,000 restricted shares of our common stock and 100,000 options to purchase additional shares of our common stock at a price of $2.06 per share, exercisable for a period of five years until June 14, 2011, with the options vesting 50% on the first anniversary of the execution of the Employment Agreement and the remainder on the second anniversary of the execution of the agreement, in consideration of which Mr. Williams agreed to act as our Chief Financial Officer. In the event the employment agreement is terminated without cause an amount equal to three month’s salary is payable to Mr. Williams in a lump sum as full and final payment of all amounts payable under the agreement. Effective on February 16, 2007, we entered into an amendment to our employment agreement with Mr. Williams. Pursuant to the terms of the amended employment agreement, we increased the salary of Mr. Williams from $60,000 to $130,000 per year based on 600-800 hours of work per year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

In 2006, our board of directors approved the 2006 Stock Option Plan (the “2006 Plan”). Under the terms of the 2006 Plan, options to purchase up to 40,000,000 shares of our common stock may be granted to our officers, directors, employees and permitted consultants of our company. The 2006 Plan provides that exercise price be not less than 85% of the Fair Market Value of the common stock on the date of the grant.

Effective April 30, 2007, the Board of Directors adopted the Company’s 2007 Stock Option Plan (the "2007 Plan") and determined to cease granting any further options under the Company’s 2006 Stock Option Plan. Under the terms of the 2007 Plan, options to purchase up to 4,000,000 shares of common stock of the Company may be granted to eligible Participants. Options that are eligible for grant under the 2007 Plan to Participants include: (a) incentive stock options, whereby the Company may grant options to purchase shares of its common stock to Participants with the intention that the options qualify as "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code, if the 2007 Plan is approved by the stockholders of the Company; or (b) non-incentive stock options, whereby the Company may grant options to purchase shares of its common stock to Participants that do not qualify as "incentive stock options" under the Internal Revenue Code. The 2007 Plan provides that the option price for incentive stock options be the fair market value of the stock at the date of the grant and the option price for non-qualified stock options be no less than 85% of the fair market value of the stock at the date of the grant. Options granted under the 2007 Plan become exercisable and expire as determined by the Board of Directors. The effective date of the 2007 Plan is April 30, 2007.

In 2003, our board of directors approved the 2003 Non-qualified stock option plan (the "2003 Plan"). Under the terms of the 2003 Plan, options to purchase up to 50,000,000 shares of our common stock may be granted to our employees, officers, directors, and eligible consultants of our company. The 2003 Plan provides that the option price be the fair market value of the stock at the date of grant as determined by the Board of Directors. Options granted become exercisable and expire as determined by the Board of Directors. We filed a registration statement on Form S-8 under the Securities Act of 1933, on June 30, 2003, to register the 50,000,000 shares of our common stock reserved for issuance under the 2003 Plan on March 30, 2004.

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

EQUITY COMPENSATION PLAN INFORMATION AS AT DECEMBER 31, 2006
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by security holders	Nil	N/A	N/A
Equity Compensation Plans not approved by security holders	3,870,000	$0.77	86,130,000
Total	3,870,000	$0.77	86,130,000

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by us, other than as disclosed below, we believe that during the fiscal year ended December 31, 2006 all such filing requirements applicable to our officers and directors were complied with.

Name and Principal Position	Number of Late Form 4 Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Ian McNeil, President, Chief Executive Officer, and Director	1	2	-
Carl S. Ager Chief Financial Officer, Secretary, Treasurer and Director	1	2	-
Robert McDougal, Director	2	3	-
K. Ian Matheson, Director	7	21	-
Melvin L. Williams, Chief Financial Officer	-	-	-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, none of the following parties has, since the commencement of the fiscal year ended December 31, 2006, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company:

(i)	Any of our directors or officers;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
(iv)	Any of our promoters; and
(v)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

As of December 31, 2006, the Company had loans payable totalling $382,792 consisting of loans from former officers and directors of Searchlight. The balance bears no interest, is unsecured, and is due on demand.

The Company entered into a Letter Agreement, as amended February 15, 2007, dated November 22, 2006 among the Company, VRIC, Harry B. Crockett and Gerald Lembas. One of our directors, Mr. Crockett, is the sole manager of VRIC and holds 70% of the membership of VRIC. In connection with the acquisition of TI, Mr. Crockett received 8,917,250 shares of our common stock.

We entered into an employment agreement with Ian R. McNeil dated January 1, 2006, as amended February 16, 2007. Pursuant to the terms of the agreement, Mr. McNeil is to be paid an annual salary of $190,000 and a bonus of $36,000 on execution of the agreement, in consideration of which Mr. McNeil agreed to act as our President and Chief Executive Officer. We entered into an employment agreement with Carl S. Ager dated January 1, 2006, as amended February 16, 2007. Pursuant to the terms of the agreement, Mr. Ager is to be paid an annual salary of $160,000 and a bonus of $26,666 on execution of the agreement, in consideration of which Mr. Ager agreed to act as our Treasurer and Secretary. We entered into an employment agreement with Melvin L. Williams dated June 14, 2006, as amended February 16, 2007. Pursuant to the terms of the employment agreement, as amended, Mr. Williams is to be paid an annual salary of $130,000 based on 600-800 hours worked.

On June 30, 2006, we approved the issuance of 1,400,000 shares of our common stock to 18 mineral claim owners in connection with the Option Agreements dated February 8, 2005 among us and the mineral claim owners. Among the claim owners receiving the 1,400,000 shares was Debra Matheson, the spouse of K. Ian Matheson received 35,000 shares, Pass Minerals Inc., a company controlled by Mr. Matheson received 52,500 shares, Kiminco Inc., a company controlled by Mr. Matheson received 35,000 shares, and Gold Crown Minerals Inc., a company controlled by Mr. Matheson received 140,000 shares. Geotech Mining Inc. and Geosearch Inc. each received 70,000 shares and each are beneficially owned by Charles Ager and Carol Ager, respectively, who are the parents of Carl Ager.

Nanominerals Corp. (“NMC”) is a private Nevada corporation principally engaged in the business of mineral exploration and development. NMC presently holds 17.5% of our issued and outstanding shares of common stock. Two of our directors Carl S. Ager and Ian R. McNeil, are officers and stockholders of NMC. During 2005 and 2006, we utilized the services of NMC to provide technical assistance and financing related activities. Commencing in 2006, NMC invoiced $300,000 for technical assistance and financing related activities. These services related primarily to the Clarkdale Slag Project and Searchlight Gold Project. In addition to the above fees, NMC provided dedicated use of its laboratory, instrumentation, milling equipment and research facilities. NMC provided invoices for these fees plus expenses. For the year ended December 31, 2006, we incurred total fees and reimbursement of expenses to NMC of $495,000 and $271,103, respectively at December 31, 2006, we had an outstanding balance due to NMC of $311,863.

We agreed to pay a management fee of $3,500 per month to Pass Minerals Inc., a company controlled by Mr. Matheson, a former director of the Company, for management services provided regarding the reorganization of Searchlight and the development of assaying and testing procedures for the Searchlight Claims. The management fee was terminated by mutual agreement of the board and Mr. Matheson in September 2006.

FORWARD–LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements, identified by words such as “plan”, "anticipate", "believe", "estimate", "should," "expect" and similar expressions, include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. As such, these forward-looking statements involve uncertainty and risk. Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (“SEC”), particularly our annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and our current reports on Form 8-K.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our annual report on Form 10-KSB for the fiscal year ended December 31, 2006 accompanies this proxy statement but does not constitute a part of the proxy soliciting material. A copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2006, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Searchlight Minerals Corp., #120 – 2441 West Horizon Ridge Parkway, Henderson, NV 89052, Attention: Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS
OF SEARCHLIGHT MINERALS CORP.

Date: May ___, 2007
____________________
IAN MCNEIL
President

SCHEDULE “A”

2007 Stock Option Plan

2007 STOCK OPTION PLAN

Established April 30, 2007

ARTICLE 1.
THE PLAN

1.1 Title

This plan is entitled the "2007 Stock Option Plan" (the "Plan") of Searchlight Minerals Corp., a Nevada corporation (the "Company").

1.2 Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

ARTICLE 2.
DEFINITIONS

2.1 Definitions

The following terms will have the following meanings in the Plan:

"Award" means any Option granted under this Plan.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing the award or in an employment or services agreement between the Company or a Related Company and a Participant, means a material breach of the employment or services agreement, dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Common Stock" means the shares of common stock, par value $0.001 per share, of the Company.

“Consultant” means any consultant, agent, advisor or independent contractor who provides services to the Company or a Related Company, but does not include an officer or director of the Company.

"Consultant Participant" means a Participant who is defined as a Consultant Participant in Article 5.

"Corporate Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Company or a Related Company and a Participant, means consummation of either:

(a)	a merger or consolidation of the Company with or into any other corporation, entity or person or

(b)

a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets; provided, however, that a Corporate Transaction shall not include a Related Party Transaction.

"Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

"Employment Termination Date" means, with respect to a Participant, the first day upon which the Participant no longer has an employment or service relationship with the Company or any Related Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means the per share value of the Common Stock determined as follows: (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the average closing price per share during the twenty trading days immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Capital Market, the OTC Bulletin Board service or the Pink Sheets electronic quotation service, the average of the closing bid and ask prices per share for the Common Stock as quoted by NASD, the OTC Bulletin Board or the Pink Sheets, as the case may be, during the twenty trading days immediately preceding such date; or (c) if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Plan Administrator.

"Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

"Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means the right to purchase Common Stock granted under Article 7.

"Option Expiration Date" has the meaning set forth in Article 7.6.

"Option Term" has the meaning set forth in Article 7.3.

"Participant" means the person to whom an Award is granted and who meets the eligibility requirements imposed by Article 5, including Consultant Participants, as defined in Article 5.

"Plan Administrator" has the meaning set forth in Article 3.1.

"Related Company" means any entity that, directly or indirectly, is in control of or is controlled by the Company.

"Related Party Transaction" means: (a) a merger or consolidation of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the Successor Corporation immediately after the merger; (b) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all the Company's assets to a wholly-owned subsidiary corporation; (c) a mere reincorporation of the Company; or (d) a transaction undertaken for the sole purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company's securities immediately before such transaction.

"Securities Act" means the Securities Act of 1933, as amended.

"Successor Corporation" has the meaning set forth in Article 11.3(a) .

"Vesting Commencement Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Article 7.4.

ARTICLE 3.
ADMINISTRATION

3.1 Plan Administrator

The Plan shall be administered by the Board or a committee appointed by, and consisting of one or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2 Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in this Article 4.1 and in Article 11.1, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be Four Million (4,000,000) shares.

4.2 Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the share number stated in Article 4.1, subject to adjustment from time to time as provided in Article 11.1; and provided, further, that for purposes of Article 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

ARTICLE 5.
ELIGIBILITY

5.1 Plan Eligibility

An Award may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or any Related Company (a “Consultant Participant”), so long as such Consultant Participant: (a) is a natural person; (b) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 6.
AWARDS

6.1 Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2 Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

ARTICLE 7.
AWARDS OF OPTIONS

7.1 Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options to Participants as Incentive Stock Options or as Non-Qualified Stock Options (“Options”), which shall be appropriately designated.

7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that:

(a)

the exercise price for Options granted to Participants other than Consultant Participants shall not be less than the minimum exercise price required by Article 8.3 with respect to Incentive Stock Options and shall not be less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Non- Qualified Stock Options;

(b)	the exercise price for Options granted to Consultant Participants shall not be less than 85% of the Fair Market Value of the Common Stock on the Grant Date.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the "Option Term") shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten years from the Grant Date.

7.4 Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than "full-time" as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Article 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by the delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be delivered in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator for that purchase.

7.6 Post-Termination Exercises

The Plan Administrator shall establish and set forth, in each instrument that evidences an Option, whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if the Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Except as otherwise set forth in this Article 7.6, any portion of an Option that is not vested and exercisable on the Employment Termination Date shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of:

(i)

if the Participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for Cause, Disability or death, the day which is ninety (90) days after such Employment Termination Date;

	(ii)	if the Participant's Employment Termination Date occurs by reason of Disability or death, the day which is six (6) months after such Employment Termination Date; and

	(iii)	the last day of the Option Term (the "Option Expiration Date").

Notwithstanding the foregoing, if the Participant dies after his or her Employment Termination Date, but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of: (A) the Option Expiration Date, and (B) the day which is six (6) months after the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant's relationship with the Company or a Related Company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c)

Unless the Plan Administrator determines otherwise, a termination of the Participant’s status as an employee, officer, director or Consultant of the Company or any Related Company (the “Original Position”), other than a termination for Cause, death or Disability, the Participant shall not be deemed to have ceased to be employed by or to have ceased providing services to the Company or any Related Company, provided that the Participant acts as an employee, officer, director or Consultant of the Company or a Related Company eligible to receive an Award under the provisions of Article 5, in another capacity, immediately upon the termination of the Original Position.

(d)	The effect of a Company-approved leave of absence on the application of this Article 7 shall be determined by the Plan Administrator, in its sole discretion.

(e)

If a Participant's employment or service relationship with the Company or a Related Company terminates by reason of Disability or death, the Option shall become fully vested and exercisable for all the shares subject to the Option. Such Option shall remain exercisable for the time period set forth in this Article 7.6.

ARTICLE 8.
INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Non-Qualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.3 Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Employment Termination Date if termination was for reasons other than death or disability, (b) more than one year after the Employment Termination Date if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.5 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.6 Code Definitions

For the purposes of this Article 8, "parent corporation", "subsidiary corporation" and "disability" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

ARTICLE 9.
WITHHOLDING

9.1 General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any shares Common Stock under the Plan until such obligations are satisfied.

9.2 Payment of Withholding Obligations in Cash or Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

ARTICLE 10.
ASSIGNABILITY

10.1 Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award or may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

ARTICLE 11.
ADJUSTMENTS

11.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure, including, without limitation, a Related Party Transaction, results in: (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in: (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Article 4 and the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Article 4.3, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Article 11.1 but shall be governed by Articles 11.2 and 11.3, respectively.

11.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

11.3 Corporate Transaction

Options

(a)

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing an Option (or in a written employment or services agreement between a Participant and the Company or Related Company) and except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation").

(b)

If, in connection with a Corporate Transaction, the Successor Corporation refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Corporate Transaction has occurred.

(c)

For the purposes of this Article 11.3, the Option shall be considered assumed or substituted for if following the Corporate Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate

Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

(d)	All Options shall terminate and cease to remain outstanding immediately following the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.4 Further Adjustment of Awards

Subject to Articles 11.2 and 11.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

11.5 Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

ARTICLE 12.
AMENDMENT AND TERMINATION

12.1 Amendment or Termination of Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would: (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

12.2 Term of Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

12.3 Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article 11 shall not be subject to these restrictions.

ARTICLE 13.
GENERAL

13.1 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

13.2 No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

13.3 Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

13.4 No Rights as a Stockholder

No Option denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

13.5 Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

13.6 Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related

Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

13.7 No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

13.8 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

13.9 Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

ARTICLE 14.
EFFECTIVE DATE

14.1 Effective Date of Plan

The effective date is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options.

PROXY

ANNUAL MEETING OF THE STOCKHOLDERS OF

SEARCHLIGHT MINERALS CORP.
(the "Company")

TO BE HELD AT:

GREEN VALLEY RANCH RESORT 2300 PASEO VERDE PARKWAY, HENDERSON, NEVADA 89052 ON JUNE 15, 2007 AT 10:00 AM (PACIFIC TIME)

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints, Ian McNeil, Chief Executive Officer, President and a director of the Company, or failing this person, Carl S. Ager, Vice President, Secretary, Treasurer and a director of the Company, or in place of the foregoing, ______________________________as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Annual Meeting.

SIGN HERE:                          _________________________________________________

Please Print Name:              _________________________________________________

Date:                                        _________________________________________________

Number of Shares
Represented by Proxy:         _________________________________________________

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Withhold
1	Election of Class I Director
	Nominee: Ian R. McNeil	__________________	__________________

2.	Election of Class II Director
	Nominee: Harry B. Crockett	__________________	__________________

3.	Election of Class II Director
	Nominee: Carl S. Ager	__________________	__________________

4.	Election of Class III Director
	Nominee: Robert McDougal	__________________	__________________

		For	Against	Abstain

5.	Ratification of Brown Armstrong as the
Company’s Independent Registered
	Accounting Firm.	__________________	__________________	__________________

6.	Approval of 2007 Stock Option Plan	__________________	__________________	__________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Annual Meeting, this proxy form must be received at the office of the Company’s legal counsel, O’Neill Law Group PLLC, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Annual Meeting, or adjournment thereof or may be accepted by the Chairman of the Annual Meeting prior to the commencement of the Annual Meeting. The mailing address and fax number is:

O’NEILL LAW GROUP PLLC 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291